SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant         X
                               ---
Filed by a Party other than  the Registrant

Check the appropriate box:


         Preliminary Proxy Statement
     X   Definitive Proxy Statement
    ---
         Definitive Additional Materials
         Soliciting Material Under Rule 14a-12
         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                              IEC Electronics Corp.
                (Name of Registrant as Specified in Its Charter)


   (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

  X    No fee required
 ---
       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:



     (2) Aggregate number of securities to which transaction applies:




     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):




     (4) Proposed maximum aggregate value of transaction:



     (5) Total fee paid:



     Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No.

         (3)      Filing party:

         (4)      Date filed:

                             IEC ELECTRONICS CORP.
                                105 NORTON STREET
                             NEWARK, NEW YORK 14513

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   To Be Held
                                February 26, 2003

TO THE STOCKHOLDERS OF IEC ELECTRONICS CORP.:

     The annual meeting of stockholders of IEC Electronics Corp. (the "Company") will be held on Wednesday, February 26, 2003, at 9:00 a.m. at the office of the Company, 105 Norton Street, Newark, New York (the "Annual Meeting") for the following purposes:

     1. To elect seven (7) directors to serve until the 2004 Annual Meeting and until their successors are duly elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on January 17, 2003 as the record date for the determination of stockholders entitled to vote at the Annual Meeting and to receive notice thereof. The transfer books of the Company will not be closed.

     STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND TO MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                                 Martin S. Weingarten, Secretary

DATED:  February 7, 2003
        Newark, New York

                             IEC ELECTRONICS CORP.
                                105 NORTON STREET
                             NEWARK, NEW YORK 14513

                                 PROXY STATEMENT
                     FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished to stockholders of IEC Electronics Corp. (the "Company") by the Board of Directors (the "Board") of the Company in connection with the solicitation of the enclosed proxy for use at the annual meeting of the stockholders to be held on Wednesday, February 26, 2003, at the office of the Company, 105 Norton Street, Newark, New York at 9:00 a.m., and at any adjournments thereof (the "Annual Meeting").

     The principal executive offices of the Company are located at 105 Norton Street, Newark, New York 14513, and its telephone number is (315) 331-7742. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to stockholders is February 7, 2003. A copy of the Company's Annual Report to Stockholders for the fiscal year ending September 30, 2002 ("Fiscal 2002"), including financial statements, is being sent to the stockholders concurrently with this Proxy Statement.

                               GENERAL INFORMATION

Voting at the Annual Meeting; Record Date
-----------------------------------------

     Only stockholders of record at the close of business on January 17, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were issued and outstanding and entitled to vote at the Annual Meeting 7,942,075 shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"). Each holder of Common Stock is entitled to cast one vote for each share held of record at the close of business on the Record Date on each matter submitted to a vote at the Annual Meeting.

Solicitation and Revocation
---------------------------

     Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy.

     Unless contrary instructions are indicated on the proxy, all Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees listed below under Proxy Item 1, and, in the discretion of the proxies named on the proxy card, with respect to any other matters properly brought before the meeting and any adjournments thereof. The Board knows of no other matters to be presented at the Annual Meeting. If any other matters are presented at the Annual Meeting upon which a vote properly may be taken, the persons named in the proxy will vote the proxies in accordance with their best judgment.

     Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Secretary of the Company, 105 Norton Street, Newark, New York 14513, or by voting in person at the Annual Meeting. If a stockholder is not attending the Annual Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Annual Meeting. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

Quorum; Abstentions; Broker Non-Votes
-------------------------------------

     The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in Delaware, the Company's state of incorporation, as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence or a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     Under the law of Delaware, broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but are not counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not have any effect on the outcome of the voting on a proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Expenses of Solicitation
------------------------

     The entire cost of the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies, personally or by telephone, telegram, letter, facsimile or other means of communication. The Company may also request brokers, banks, nominees, custodians, fiduciaries and others to forward soliciting material to the beneficial owners of the Company's Common Stock and will reimburse such persons for reasonable expenses incurred in forwarding such materials.


Procedure for Submitting Stockholder Proposals
----------------------------------------------

     At the Annual Meeting each year, the Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the annual meeting. It is anticipated that the 2004 Annual Meeting of Stockholders will be held on February 25, 2004.

     Stockholders of the Company also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission. In order to be included in the Company's 2004 proxy material, a stockholder's proposal must be received not later than October 10, 2003 at the principal office of the Company, 105 Norton Street, Newark, NY 14513, Attention: Secretary.

     In addition, the Company's By-Laws provide that in order for business to be brought before an annual meeting of stockholders, a stockholder must deliver written notice to the Secretary of the Company not less than 90 days prior to the date of the meeting. The notice must set forth the stockholder's name, address and number of shares of Company stock held, a representation that the stockholder intends to appear in person or by proxy at the meeting to make the proposal, a description of the business to be brought before the meeting, the reasons for conducting such business at the annual meeting, any material interest of the stockholder in the proposal, and such other information regarding the proposal as would be required to be included in a proxy statement. No such notice has been received by the Company for the 2003 Annual Meeting. For the 2004 Annual Meeting of Stockholders, written notice must be delivered to the Secretary of the Company at the principal office of the Company, 105 Norton Street, Newark, NY 14513, no later than November 28, 2003.

     The By-Laws also provide that if a stockholder intends to nominate a candidate for election as a director, the stockholder must deliver written notice of his or her intention to the Secretary of the Company. The notice must be delivered not less than 90 days before the date of a meeting of stockholders. The notice must set forth the name and address of and number of shares of Company stock owned by stockholder, the name and address of the person to be nominated, a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice, a description of all arrangements or understandings between such stockholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by such stockholder, business address and experience during the past five years, any other directorships held by the nominee, the nominee's involvement in certain legal proceedings during the past five years and such other information concerning the nominee as would be required to be included in a proxy statement soliciting proxies for the election of the nominee. In addition, the notice must include the consent of the nominee to serve as a director of the Company if elected. No such notice has been received by the Company for the 2003 Annual Meeting. For the 2004 Annual Meeting of Stockholders, written notice must be delivered to the Secretary of the Company at the principal office of the Company, 105 Norton Street, Newark, NY 14513, no later than November 28, 2003.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes thereto set forth certain information regarding beneficial ownership of the Company's Common Stock as of January 17, 2003 (except as otherwise noted below) by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Executive Officers named in the Summary Compensation Table who were serving as executive officers on September 30, 2002, and (iv) all directors and officers of the Company as a group. The information as to each person has been furnished by such person, and, except as noted, each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.


                                        Shares          Percent of Shares
Name and Address of                  Beneficially          Beneficially
Beneficial Owner                       Owned(1)              Owned(1)
----------------                       --------              --------

Grace & White, Inc. (2)               1,013,900                 12.77%
515 Madison Avenue, Suite 1700
New York, NY  10022

Dimensional Fund Advisors Inc. (3)      552,600                  6.96%
1299 Ocean Avenue
11th Floor
Santa Monica, CA  90401

David J. Beaubien*                       61,031 (4)                +
84 Doane Road
Ware, MA  01082

W. Barry Gilbert*                        84,449 (4)(5)           1.06%
130 Runnymede Road
Rochester, NY  14618

Robert P. B. Kidd*                       81,616 (4)              1.03%
1560 Sweetbay Circle
Palm City, FL  34990

Eben S. Moulton*                        401,413 (4)              5.04%
55 Ferncroft Road
Danvers, MA  01923

Dermott O'Flanagan*                     234,580 (6)              2.95%
6529 Daylily Court
Niwot, CO  80503

James C. Rowe*                          201,944 (7)              2.54%
3510 North Lake Drive
Milwaukee, WI  53211

Justin L. Vigdor*                       211,922 (4)              2.66%
2400 Chase Square
Rochester, NY  14604

Bill R. Anderson                         75,000 (8)               +
105 Norton Street
Newark, NY  14514

All directors and officers as         1,386,775 (9)             17.01%
a group (9 persons)


        *Member of Board of Directors of the Company
        +Less than 1%

     (1)The number of shares of Common Stock deemed outstanding includes (a) 7,942,075 shares of Common Stock outstanding as of January 17, 2003; and
        (b) shares issuable pursuant to options held by the respective person or group which may be exercised within 60 days after January 17, 2003 ("options currently exercisable"), as set forth below in footnotes (4),
        (6), (7), (8) and (9).

     (2)Based on Schedule 13G/A filed with the Securities and Exchange Commission on January 27, 2003, Grace & White, Inc. ("G&W), an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, has advised the Company that it has sole voting power with respect to 191,800 shares and sole dispositive power with respect to 1,013,900 shares.

     (3)Based on Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2002, Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, has advised the Company that it furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. (These investment companies, trusts and accounts are the "Funds".) Dimensional has reported that in its role as investment advisor or manager, it possesses both voting and investment power over 552,600 shares of the Company's Common Stock. The Funds own all of such shares, and Dimensional disclaims beneficial ownership of such shares.

     (4)Includes 19,667 shares of Common Stock subject to options currently exercisable.

     (5)Includes 54,544 shares of Common Stock held by Mr. Gilbert's wife.

     (6)Includes 12,167 shares of Common Stock subject to options currently exercisable.

     (7)Includes 14,167 shares of Common Stock subject to options currently exercisable and includes 185,131 shares of Common Stock held by Mr. Rowe's 401(k) Plan.

     (8)Includes 75,000 shares of Common Stock subject to options currently exercisable.

     (9)Includes 208,419 shares of Common Stock subject to options currently exercisable.

                             ELECTION OF DIRECTORS
                                 (Proxy Item 1)

     The Company's Board of Directors (the "Board") currently consists of seven persons, and, at this Annual Meeting, seven persons will be nominated as directors. All of the nominees for director are incumbent directors and all nominees were elected at the last Annual Meeting.

     Nominations of persons for election to the Board may be made at a meeting of stockholders only (i) by or at the direction of the Board or (ii) by any stockholder of the Company entitled to vote for the election of directors at a meeting who complies with the notice procedures set forth in the Company's
Bylaws. See "GENERAL INFORMATION - Procedure for Submitting Stockholder Proposals."

     It is intended that the accompanying proxy will be voted in favor of the persons listed below to serve as directors unless the stockholder indicates to the contrary on the proxy. All nominees have consented to serve if elected. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

     For the election of directors, only proxies and ballots marked "FOR all nominees", "WITHHELD for all nominees" or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; votes that are withheld are excluded entirely from the vote and will have no effect. Abstentions will have no effect on the vote for the election of directors. Directors are elected by a plurality of the votes cast. This means that the seven nominees will be elected if they receive more affirmative votes than any other nominees.

     The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified.

     The Board of Directors unanimously recommends a vote FOR the election as directors the nominees listed below.

Nominees for Election as Directors
----------------------------------

     The following is a brief description of the nominees for election as directors.

     David J. Beaubien, 68, a director of the Company since October 1990, has been a director and chairman of Yankee Environmental Systems, Inc., Turners Falls, Massachusetts, a manufacturer of Solar Radiation Monitoring Instruments, since 1990. Prior thereto, he was Senior Vice President of EG & G, Inc., Wellesley, Massachusetts, a manufacturer of Scientific Instruments and manager of U.S. Government facilities from 1967 until his retirement in January 1991. He is also a director of the UBS/Paine Webber Mutual Funds, New York, New York.

     W. Barry Gilbert, 56, has served as acting Chief Executive Officer since June 2002. He has been a director of the Company since February 1993 and Chairman of the Board since February 2001. He is also an adjunct faculty member at the William E. Simon Graduate School of Management of the University of Rochester. From 1991 until 1999, he was President of the Thermal Management Group of Bowthorpe Plc. of Crawley, West Sussex, England. Prior to that time he was corporate Vice President and President, Analytical Products Division of Milton Roy Company, a manufacturer of analytical instrumentation.

     Robert P.B. Kidd, 69, has served as a director of the Company since its formation in 1966 and has been an insurance agent since 1961. From September 1995 until August 1998, Mr. Kidd was President of Blue Water Insurance, Inc., Jupiter, Florida, a marine insurance company. Prior thereto, he was a Vice President of Lawrence United Corporation, an insurance agency and a division of the Lawrence Group.

     Eben S. Moulton, 56, a director of the Company since November 1992, has served as President of Seacoast Capital Corporation, Danvers, Massachusetts, an investment firm, since 1994 and as President of Signal Capital Corporation, Danvers, Massachusetts, a financial services corporation, since 1988. Mr. Moulton is a director of Seacoast Capital Corporation and Unitil Corporation, Hampton, New Hampshire, a utility company. He is also a director of several privately-held companies.

     Dermott O'Flanagan, 51, a director of the Company since July 10, 2000, is a private investor. From 1995 until April 2000, he was President of Dovatron International, an electronics contract manufacturer based in Niwot, Colorado. From 1992 to 1996, he was Managing Director of Dovatron Ireland Ltd., and from 1983 to 1991, he held various management positions with Western Digital Corporation, an electronics manufacturer. Mr. O'Flanagan is also a director of Manufacturers' Services, Ltd., a provider of advanced electronics manufacturing services, headquartered in Concord, Massachusetts.

     James C. Rowe, 54, a director of the Company since January 7, 2000, has served as President of Rowe & Company LLC, Milwaukee, Wisconsin, a merchant banking firm, since April 1994. From April 1972 through March 1994, Mr. Rowe was a director and Vice President of Lubar & Co., Incorporated, Milwaukee, Wisconsin, a merchant banking firm. Mr. Rowe is a director of several privately held companies.

     Justin L. Vigdor, 73, is Assistant Secretary of the Company and has served as a director of the Company since 1968. He has been an attorney since 1951 and is senior counsel to the law firm of Boylan, Brown, Code, Vigdor & Wilson, LLP, Rochester, New York, counsel to the Company.

Information Regarding the Board and its Committees
--------------------------------------------------

     The Board held a total of three in-person regular meetings and 25 special telephonic meetings during Fiscal 2002.

     During Fiscal 2002, each director, except Mr. O'Flanagan, attended more than 75% of the meetings of the Board and meetings of committees upon which such director served. Mr. O'Flanagan attended 50% of such meetings

     The Board has an Audit Committee, a Compensation Committee, a Corporate Development Committee, a Corporate Governance Committee and an Executive Committee. There is no standing nominating committee; its functions are the responsibility of the Corporate Governance Committee.

     The Audit Committee recommends the appointment of the Company's independent accountants, reviews the scope and results of audits, reviews internal accounting controls and systems and reviews accounting, auditing, and financial reporting matters. These reviews include meetings with the independent auditors and representatives of management as well as separate and private meetings with the independent auditors to insure that the scope of their activities has not been restricted and that adequate responses to their recommendations had been received. In addition, the Audit Committee reviews the estimated fees and types of non-audit services to be rendered to the Company by the independent accountants for the coming year. The Audit Committee also monitors compliance with the Company's Code of Conduct, its conflict of interest policy and its policy concerning trading in the Company's securities. The minutes of Audit Committee meetings, as well as all of the recommendations of the Audit Committee, are submitted to the full Board of Directors. The Audit Committee, whose current members are Messrs. Moulton (Chairman), Kidd and Rowe, held five meetings in Fiscal 2002.

     The Compensation Committee reviews and approves the Company's compensation philosophy covering executive officers and other key management employees, reviews the competitiveness of the Company's total compensation practices, reviews and approves the terms and conditions of proposed incentive plans applicable to executive officers and other key employees, approves and administers the Company's Stock Option Plans, reviews and makes recommendations with respect to management compensation, including salaries and bonus awards, examines the impact and effect of various benefits and incentive plans and reviews and recommends changes or amendments to such programs to the Board, and reviews and approves special hiring and severance arrangements with executive officers. In Fiscal 2002, the Compensation Committee held four meetings and took action once by unanimous written consent in lieu of a special meeting. The members of the Compensation Committee are Messrs. Beaubien (Chairman), Moulton and Rowe.

     The Corporate Development Committee reviews and makes recommendations to the Board and management regarding the long-term business goals and strategies of the Company, reviews management's development of long-term business objectives and its development of effective strategies to accomplish those objectives, reviews proposed acquisitions and dispositions of businesses, reviews acquisitions and dispositions of capital assets (for transactions exceeding levels specified in approved capital budgets), reviews the requirements of the Company for growth and for proposed acquisitions of businesses and capital assets and reviews major regulatory issues, industry issues and technological advances that may affect operations. In Fiscal 2002, the Corporate Development Committee did not meet; its functions were handled by the full Board. Members of the Corporate Development Committee are Messrs. O'Flanagan (Chairman), Moulton and Vigdor.

     The Corporate Governance Committee reviews and makes recommendations to the Board regarding Board size, composition, compensation and structure and the compensation and duties of Board committees, develops policies relating to the recruitment of directors and performs the functions of a nominating committee, ensures that mechanisms exist for the evaluation of the Chief Executive Officer and for a self-evaluation of the Board's effectiveness, and receives periodically from the Chief Executive Officer recommendations relating to the development of executive talent, management succession and the executive management needs of the Company. In Fiscal 2002, the Corporate Governance Committee did not meet; its functions were handled by the full Board. Members of the Corporate Governance Committee are Messrs. O'Flanagan (Chairman), Gilbert, Moulton and Vigdor.

     The Executive Committee exercises the powers of the Board in the interval between regular meetings of the full Board. In Fiscal 2002, it was not necessary for the Executive Committee to meet, since the Board itself held 28 meetings. The members of the Executive Committee are Messrs. Gilbert and Vigdor.

Compensation of Directors
-------------------------

     Directors who are not employees of the Company ("Outside Directors") are entitled to receive annual retainers of $8,000, payable in four equal quarterly installments. In addition, each Outside Director is paid $1,000 for each in-person meeting of the Board attended. No fees are paid to the Outside Directors for telephonic Board meetings or for attendance at committee meetings. The Chairmen of the Audit, Compensation and Corporate Governance Committees each receive an additional $750 per quarter. Employee directors are not compensated for their service on the Board or on committees of the Board. Based upon the foregoing, for Fiscal 2002 the Outside Directors were entitled to receive an aggregate of $80,000. No amounts were paid in cash or in stock to the Outside Directors for Fiscal 2002. Instead, the Outside Directors elected to defer their fees for Fiscal 2002 and will be paid said fees in twenty-four equal monthly installments commencing January 17, 2003.

     Outside Directors may also receive consulting fees for special projects requested by management or by the Board. No such fees were paid to the Outside Directors in Fiscal 2002. In addition, pursuant to a resolution adopted by the Board on October 31, 2000, if an Outside Director retires from the Board after having served at least five years as a director, such director is entitled to receive the equivalent of one year's annual retainer fee ($8,000) in the form of Common Stock. Russell E. Stingel retired from the Board on February 27, 2002, the date of the 2002 Annual Meeting of Stockholders, after 24 years of service to the Company, and will receive 15,385 shares of Common Stock. The fair market value of the Company's Common Stock on February 27, 2002 was $0.52.

     In lieu of all other fees paid to Outside Directors, the Chairman of the Board is entitled to receive an annual compensation of $30,000. Effective upon his appointment as acting Chief Executive Officer on June 6, 2002, Mr. Gilbert's compensation as Chairman of the Board ceased, and he no longer receives any fees as Chairman or as an Outside Director. See "REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION - Chief Executive Officer Compensation". For Fiscal 2002, Mr. Gilbert was entitled to receive $20,802 as Chairman of the Board, but no amounts were paid to him in such capacity.
Instead, like the other Outside Directors, he elected to defer his Chairman's fee for Fiscal 2002 and will be paid such amount in twenty-four equal monthly installments commencing January 17, 2003.

     The Company's 2001 Stock Option and Incentive Plan (the "2001 Plan"), which was approved by the shareholders at the 2002 Annual Meeting, authorizes the granting of non-statutory stock options to the Outside Directors in such amounts and at such times as may be determined by the Board of Directors. Pursuant to the 2001 Plan, a non-statutory stock option ("NSO") for 5,000 shares was granted to each of the Outside Directors and to the Chairman on July 18, 2002 at an exercise price of $0.07 per share (the fair market value of the Company's Common Stock on the date of grant). Said NSOs vest in three equal installments on January 18, 2003, July 18, 2003 and July 18, 2004, respectively, and terminate on July 17, 2007.

     Pursuant to the 2001 Plan, Outside Directors have the opportunity to receive payment of their compensation either in cash or in shares of Common Stock. During Fiscal 2002, no Outside Director received a portion of his compensation in shares of Common Stock.


                         EXECUTIVE OFFICER COMPENSATION

Overview
--------

     On June 6, 2002, the Company's Board of Directors approved a restructuring and reduction of workforce plan at its Newark, NY facility. At that time, Thomas
W. Lovelock, the Company's President, Chief Executive Officer and a director of the Company, and Richard L. Weiss, the Company's Chief Financial Officer and Treasurer, resigned their positions with the Company. Each elected not to continue in the management of a restructured and downsized company.

     Effective June 6, 2002, W. Barry Gilbert, Chairman of the Board, was appointed acting Chief Executive Officer; Bill R. Anderson, Vice President and General Manager, Newark Operations, was appointed Chief Operating Officer; and Kevin J. Monacelli, Controller and Chief Accounting Officer, assumed the responsibilities of principal financial officer.

     The data set forth below incorporate compensation data resulting from Mr. Lovelock's resignation and the appointment of Mr. Gilbert as acting Chief Executive Officer. For information regarding remuneration to Mr. Gilbert as a director, see "ELECTION OF DIRECTORS - Compensation of Directors".

Summary Compensation Table
--------------------------

     The following table sets forth individual compensation information for all services rendered to the Company and its subsidiaries in all capacities during the periods described below for (i) Messrs. Gilbert and Lovelock, each of whom served as Chief Executive Officer in Fiscal 2002; (ii) Mr. Anderson, the only other executive officer who was serving as such at September 30, 2002 and whose total annual salary and bonus exceeded $100,000; and (iii) Messrs. Weiss and Lainhart, two individuals for whom disclosure would have been provided had they been serving as executive officers at September 30, 2002 (the individuals in
(i), (ii) and (iii), collectively, the "Named Executive Officers"). The following table sets forth compensation information for each of those individuals for the years ended September 30, 2002, 2001 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                Long-Term Compensation              All Other
                             Annual Compensation                                    Awards                      Compensation($)(4)
                          -------------------------                              ---------------------          ------------------
                                                                                Restricted   Securities
                                                                  Other Annual    Stock      Underlying
 Name & Principal Position          Year   Salary($) Bonus($)(1)   ($)(2)       Awards($)(3) Options(#)
 -------------------------          ----   --------  ----------- -------------  -----------  -----------

  W. Barry Gilbert (5)              2002   $ 44,846      -              -              -        5,000                     -
    Acting Chief Executive Officer
    and Chairman of the Board

  Thomas W. Lovelock (6)            2002   $262,788      -              -              -          -              $   20,769
   President and Chief              2001    300,000   $83,333       $112,852            -      25,000                10,529
   Executive Officer                2000     28,846      -              -           18,750    190,000                 1,010

  Bill R. Anderson (7)              2002   $145,385      -              -              -     100,000                    -
   Chief Operating Officer          2001     83,077   $45,833           -              -       70,000            $    4,863

 Richard L. Weiss (8)               2002   $140,261       -             -              -          -              $   31,985
   Vice President, Chief            2001    140,000   $34,722           -              -       45,000            $    3,150
   Financial Officer and Treasurer  2000    130,308   $ 8,000           -              -       30,000            $    4,531

 Randall C. Lainhart (9)            2002   $137,384       -             -              -          -                     -
   Vice President, New Business     2001     89,231   $38,889           -              -       10,000            $      923
   Development



     (1)For Fiscal 2002, no bonuses were paid to any officer or employee. For Fiscal 2001, $60,000 of the bonus received by Mr. Lovelock was the minimum bonus guaranteed by his Employment Agreement and $23,333 was an incentive award; $25,000 of the bonus received by Mr. Anderson was a hiring bonus and $20,833 was an incentive award; the bonus to Mr. Weiss was an incentive award; and the bonus to Mr. Lainhart was an incentive award. For Fiscal 2000, the amounts in this column reflect hiring bonuses.

     (2)Except as noted above, none of the Named Executive Officers received personal benefits in excess of the lesser of $50,000 or 10% of such individual's reported salary for Fiscal 2002, 2001 and 2000. The amount reported for Mr. Lovelock in Fiscal 2001 represents $82,415 for the payment of relocation expenses and other amounts for automobile expenses and premiums on term life insurance.

     (3)The restricted stock award in the table above is valued at its fair market value based on the closing price for the Company's Common Stock as reported by The Nasdaq Stock Market on the date of award. On August 21, 2000, Mr. Lovelock was awarded 10,000 restricted shares as a hiring bonus. The closing price of the Company's Common Stock on that date was $1.875. At the end of Fiscal 2000, the fair market value of Mr. Lovelock's restricted stock holdings was $20,940, based upon the closing price of the Company's Common Stock on September 29, 2000 of $2.094. The restrictions lapsed on August 29, 2001.

     (4)For Fiscal 2002, the amounts in this column represent payments made pursuant to severance arrangements. See "EXECUTIVE OFFICER COMPENSATION
        - Executive Employment Contracts and Severance Agreements". For Fiscal 2001 and Fiscal 2000, the amounts in this column represent the Company's matching contributions made in connection with its 401(k) Profit Sharing Plan.

     (5)Mr.  Gilbert was appointed  acting Chief  Executive  Officer on June 6,
        2002.

     (6)Mr. Lovelock joined the Company on August 21, 2000 when he was elected President and Chief Executive Officer. He resigned those offices on June 6, 2002.

     (7)After leaving the Company in 1998, Mr. Anderson rejoined the Company in March 2001 as Vice President, Supply Chain Management & Materials. He became Vice President and General Manager, Newark Operations in September 2001, and on June 6, 2002, he became Chief Operating Officer.

     (8)Mr. Weiss became Vice President, Chief Financial Officer and Treasurer on October 1, 1999. He resigned those offices on June 6, 2002.

     (9)Mr. Lainhart joined the Company in June 2001 as Vice President, New Business Development. He left the Company on August 9, 2002.

Options and Stock Appreciation Rights
-------------------------------------

     The following tables summarize option grants and exercises during Fiscal 2002 to or by the Named Executive Officers, and the value of the options held by such person at the end of Fiscal 2002. No stock appreciation rights ("SARs") have ever been granted by the Company.


                      OPTION GRANTS IN FISCAL 2002

                                                                                        Potential Realizable Value
                                                                                        at Assumed Annual Rates
                                                                                        of Stock Price Appreciation
                                            Individual Grants                           for Option Term(1)
                  -----------------------------------------------------------------     ---------------------------

                                       Percent of Total
                  Number of Securities Options Granted to  Exercise or
                  Underlying Options   Employees in        Base Price    Expiration
       Name       Granted(#)          Fiscal 2002(2)     ($/Share)(3)     Date(4)(5)       5%($)       10%($)
       ----       ------------        -------------      ------------    ----------      --------     ---------


W. Barry Gilbert      5,000              1.478%             $0.070         7/17/07      $   97          $  214

Thomas W. Lovelock      -                  -                   -               -            -               -

Bill R. Anderson    100,000             29.564%             $0.070         7/17/07      $1,934          $4,274

Richard L. Weiss        -                  -                   -               -            -               -

Randall C. Lainhart     -                  -                   -               -            -               -

     (1)The  potential   realizable  value  portion  of  the  foregoing  table
        illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. This hypothetical value is based entirely on assumed annual growth rates of 5% and 10% in the value of the Company's stock price over the term of the options granted in Fiscal 2002. The assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting over various periods.

     (2)Percentage indicated is based upon a total of 338,250 options granted to employees and directors in Fiscal 2002.

     (3) The option exercise price per share is 100% of the fair market value of the Company's Common Stock on the date of grant and may be paid in Common Stock of the Company owned by the executive officer, in cash, or by a combination of these methods.

     (4) All stock options expire five years from the date of grant.

     (5) Mr. Anderson's stock options vest in four equal installments - on the date of grant, December 31, 2002, July 18, 2003 and December 31, 2003.

         Mr. Gilbert's stock options vest in three equal installments - on January 18, 2003, July 18, 2003 and July 18, 2004.


                  AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND
                       FISCAL 2001 YEAR-END OPTION VALUES



                                                           Number of                    Value of Unexercised
                                                     Securities Underlying                  In-the-Money
                                                      Unexercised Options                    Options At
                                                    At September 30, 2002(#)          September 30, 2002 ($)(1)
                                                    ------------------------        -----------------------------

                   Shares Acquired    Value
     Name           Exercise(#)     Realized($)     Exercisable  Unexercisable      Exercisable      Unexercisable
----------------    ---------       --------------  -----------  -------------      ------------    --------------
W. Barry Gilbert        -               -              15,000        8,000                -           $   150
Thomas W. Lovelock      -               -                 -            -                  -               -
Bill R. Anderson        -               -              50,000      120,000               $750         $ 2,250
Richard L. Weiss        -               -                 -            -                  -                -
Randall C. Lainhart     -               -              15,000       45,000                -                -

     (1)The closing price for the Company's Common Stock as reported by The Nasdaq Stock Market on September 30, 2002 was $0.10. Value is calculated on the basis of the difference between the option price and $0.10 multiplied by the number of shares of Common Stock underlying the option. An option is in-the-money if the market value of the Common Stock subject to the option exceeds the option price.

Securities Authorized for Issuance under Equity Compensation Plans
------------------------------------------------------------------

     The following table sets forth information concerning the Company's equity compensation plans as of September 30, 2002.




                                 Number of securities                                           Number of securities
                                   to be issued upon              Weighted-average            remaining available for
                                    exercise of                  exercise price of              future issuance under
                                 outstanding options,            outstanding options,     equity compensation plans (excluding
  Plan Category                  warrants and rights             warrants and rights       securities reflected in column (a))
  -------------                  -------------------             -------------------       -----------------------------------
                                         (a)                            (b)                               (c)
 Equity compensation plans
 approved by security holders           870,850                         $2.27                           1,171,250

 Equity compensation plans not
 approved by security holders               -                           N/A                                   -
                                        --------                    --------------                   -----------------

 Total                                  870,850                         $2.27                           1,171,250


Executive Employment Contracts and Severance Agreements
-------------------------------------------------------

     Thomas W. Lovelock

     Employment Agreement
     --------------------

     On August 11, 2000, the Company entered into an Employment Agreement with Thomas W. Lovelock pursuant to which Mr. Lovelock was employed by the Company as President and Chief Executive Officer effective as of August 21, 2000. The Employment Agreement was amended as of August 21, 2001 (the Employment Agreement, as amended, is referred to as the "Lovelock Agreement"). The Lovelock Agreement would have expired on August 20, 2002, but Mr. Lovelock resigned as President and Chief Executive Officer effective June 6, 2002.

     Under the Lovelock Agreement, Mr. Lovelock received an annual base salary of $300,000. Upon the commencement of his employment, Mr. Lovelock received as a hiring bonus an award of 10,000 restricted shares of Common Stock that could not be sold, transferred or otherwise disposed of until the expiration of one year. The restrictions lapsed on August 21, 2001. See Footnote (3) to the Summary Compensation Table for further details with respect to the restricted shares.

     Pursuant to the Lovelock Agreement, Mr. Lovelock was granted stock options for 190,000 shares of Common Stock on August 21, 2000 and for 25,000 shares of Common Stock on September 10, 2001, at exercise prices of $1.875 per share and $0.52 per share, respectively, the fair market value of the Company's Common Stock on each of the respective grant dates. Said options were to have expired on August 20, 2007 and September 9, 2008, respectively. Upon Mr. Lovelock's resignation, the vested portions of the options were not exercised and can no longer be exercised and the non-vested portions were forfeited.

     Under the Lovelock Agreement, Mr. Lovelock was entitled to receive a performance bonus for Fiscal 2001 computed in the following manner: (i) a guaranteed minimum bonus of 20% of base salary ($60,000) and (ii) a bonus of up to an additional 80% of base salary ($240,000) if and to the extent the Company achieved certain pre-established performance goals for Fiscal 2001. For Fiscal 2001, Mr. Lovelock received a bonus of $83,833. See "EXECUTIVE OFFICER COMPENSATION - Summary Compensation Table".

     The Lovelock Agreement also included provisions relating to participation in the Company's benefit plans, reimbursement of certain relocation expenses, the payment of premiums on term life insurance in the face amount of $600,000, the use of a Company automobile and the reimbursement for related expenses, a severance payment upon termination of employment by the Company for any reason other than cause or change-in-control in an amount equal to his annual base salary, and a severance payment upon termination of employment under certain circumstances in the event of a change-in-control of the Company. The Lovelock Agreement also contained provisions relating to confidentiality and non-competition.

     Severance Agreement
     -------------------

     On June 6, 2002, Mr. Lovelock resigned as President, Chief Executive Officer and as a director of the Company. Pursuant to the terms of a Severance Agreement dated June 6, 2002 between Mr. Lovelock and the Company, as modified by a supplemental agreement dated December 6, 2002, the Company paid Mr. Lovelock his salary and benefits through August 20, 2002, the expiration date of his Employment Agreement, and agreed to pay him an aggregate amount equal to six months of his base salary ($150,000), said amount to be paid in installments, with the final installment to be paid on September 27, 2003. Of said amount, $20,769 was paid in Fiscal 2002. In addition, the Company will continue to provide Mr. Lovelock with health insurance coverage through October 1, 2003 (Mr. Lovelock will pay the standard "employee" portion of the premium effective May 1, 2003) and with life and accident, death and disability insurance through March 31, 2003. In addition, the Company will provide Mr. Lovelock with outplacement fees in the amount of $10,000. Certain obligations in Mr. Lovelock's prior Employment Agreement relating to confidentiality remain in effect in accordance with their terms, but the Company released Mr. Lovelock from the non-competition provisions contained in his Employment Agreement.

     Bill R. Anderson

     On March 19, 2001, the Company entered into an Employment Agreement with Bill R. Anderson (the "Anderson Agreement") pursuant to which Mr. Anderson was employed by the Company as Vice President, Materials and Supply Chain Management. He is currently Chief Operating Officer of the Company. The Anderson Agreement expired on March 18, 2002. His employment is continuing upon terms similar to those contained in the Anderson Agreement.

     Under the Anderson Agreement, Mr. Anderson is entitled to an annual base salary of $160,000. However, like all other officers and employees, Mr.
Anderson's base salary for Fiscal 2002 was reduced. See "REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION". In accordance with the terms of the Anderson Agreement, in Fiscal 2001, after the completion of thirty days of employment, Mr. Anderson received a hiring bonus of $25,000. No bonus was paid to Mr. Anderson in Fiscal 2002. I

     Pursuant to the Anderson Agreement, on March 19, 2001, Mr. Anderson was granted a stock option for 60,000 shares of Common Stock at an exercise price of $1.313 per share (the Fair Market Value of the Company's Common Stock on the date of grant). Of the 60,000 stock options granted, options for 10,000 shares vested immediately and options for 50,000 shares will vest in four equal annual installments commencing one year from the date of grant.

     On July 18, 2002, Mr. Anderson was granted a stock option for 100,000 shares of Common Stock at an exercise price of $0.07 per share (the Fair Market Value of the Company's Common Stock on the date of grant). Of the 100,000 stock options granted, options for 25,000 shares vested immediately, options for 25,000 shares vest on December 31, 2002, options for 25,000 shares vest on July 18, 2003, and options for 25,000 shares vest on December 31, 2003. The options expire on July 17, 2007.

     The Anderson Agreement also includes provisions relating to participation in the Company's benefit and bonus plans, reimbursement of certain temporary living expenses, a severance payment upon termination of employment by the Company for any reason other than cause or change-in-control in an amount equal to his annual base salary, and a severance payment upon termination of employment under certain circumstances in the event of a change-in-control of the Company. The Anderson Agreement also contains provisions relating to confidentiality and non-competition.


     Richard L. Weiss

     Mr. Weiss resigned as Vice President, Chief Financial Officer and Treasurer as of June 6, 2002. Pursuant to his agreement with the Company, he received three months of severance pay ($31,985).


     Certain Transactions
     --------------------

     Justin L. Vigdor, a director and Assistant Secretary of the Company, is senior counsel to Boylan, Brown, Code, Vigdor & Wilson, LLP, and Martin S. Weingarten, Secretary of the Company, is of counsel to that firm, which provided legal services to the Company in Fiscal 2002.

     During the fiscal year ended September 30, 2002, Don Allen Agency, of which Robert P. B. Kidd, a director of the Company, is a broker, was paid approximately $568,695 in insurance premiums. All of said premiums are believed by the Company to be comparable to those which would have been paid to an unaffiliated third party.

     Any transactions with the Company's officers, directors, affiliates or controlling stockholders will be on terms no less favorable than could be obtained from unaffiliated third parties, and must be approved by a majority of the directors of the Company, including a majority of the independent disinterested directors of the Company.


        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Performance Graph and the Report of the Compensation Committee on Executive Compensation shall not be incorporated by reference into any such filings.

                           CORPORATE PERFORMANCE GRAPH
                           1997    1998      1999     2000    2001     2002
                         -------  -------   ------   ------   ------  ------
COMPANY................. 100.00   25.48     13.37    10.67     3.62      0.51
NASDAQ.................. 100.00  100.48    162.91   217.88    88.91     69.53
PEER INDEX.............. 100.00   74.64    113.59   107.81    36.70     11.10
 ----------

(1) Assumes $100 invested on September 30, 1997, in the Common Stock, The NASDAQ Market Index and a Company constructed peer group index.

(2) The Company constructed peer group consists of Solectron Corp., Sanmina-SCI Corporation, Plexus Corp., and Benchmark Electronics Inc.

               REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
                     OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee"), consisting entirely of Outside Directors (David Beaubien, Eben S. Moulton and James C. Rowe), approves all of the policies under which compensation is paid or awarded to the Company's executive officers.

     The Company's executive compensation policy is intended (i) to support the attainment of the Company's long and short-term strategic and financial objectives; (ii) to provide a competitive total compensation program that enables the Company to attract, motivate and retain the key executives needed to accomplish the Company's goals; (iii) to provide variable compensation opportunities that are directly related to the performance of the Company; (iv) to align executive compensation with growth in stockholder value; and (v) to recognize and reward executives for their contributions and commitment to the growth and profitability of the Company. The Compensation Committee believes this policy is generally best accomplished by providing a competitive total compensation package, a significant portion of which is variable and at risk and related to established performance goals.

     The Company's compensation program for executive officers is comprised of the following key elements: base salary, annual cash incentives and equity based incentives. Salary and annual incentive payments are mainly designed to reward current and past performances. Equity based incentives are primarily designed to provide strong incentives for long-term future performance. The components of the compensation program for executives are described below.

     Base Salary
     -----------

     Base salaries and increases for executive officers, other than for the Chief Executive Officer, are determined by the Chief Executive Officer within the guidelines established by the Committee and are based upon the officer's current performance, experience, the scope and complexity of his position within the Company and the external competitive marketplace for comparable positions at peer companies. Base salaries are normally reviewed annually. In structuring the compensation package, it has been the Company's policy to emphasize bonuses based upon Company performance rather than increases in base salary. Accordingly, the base salaries of the executive officers generally remain below the market median. In Fiscal 2002, no salary adjustments were made for any executive officer. In addition, the salaries of all employees, including executive officers, were reduced by 10% from February 15, 2002 to May 9, 2002. This reduction was reduced to 5% from May 10, 2002 to July 22, 2002, and restored to 10% effective July 12, 2002 and continuing as of the date of this Proxy Statement.


     Annual Incentive
     ----------------

     Generally, a substantial portion of each executive officer's compensation is variable and tied to Company performance. However, because of economic difficulties, no incentive bonuses were paid to any officer or employee in Fiscal 2002.


     Equity Based Incentives
     -----------------------

     Executive officers and other key employees also receive grants of stock options pursuant to the Company's 2001 Stock Option and Incentive Plan. Stock option grants are discretionary and reflect the current performance and continuing contribution of the individual to the success of the Company. The Committee is responsible for determining, subject to the terms of the Plan, the individuals to whom grants should be made, the time of grants and the number of shares subject to each option. Stock options are granted with an exercise price equal to the fair market value of the Company's Common Stock on the day of grant. Any value received by the executive from an option grant depends completely upon increases in the price of the Company's Common Stock. Consequently, the full value of an executive's compensation package cannot be realized unless an appreciation in the price of the Company's Common Stock occurs over a period of years.

     There is no established grant cycle for executive officers; rather, grants are made on an intermittent basis reflecting a discretionary assessment of future contributions to the longer term growth of the Company and the need to provide a competitive retention incentive. For the fiscal year ending September 30, 2002, stock grants were made to certain of the Named Executive Officers listed in the Summary Compensation Table and to certain other key employees.

     Chief Executive Officer Compensation
     ------------------------------------

     On June 6, 2002, Thomas W. Lovelock resigned as President and Chief Executive Officer and as a director of the Company, and W. Barry Gilbert, Chairman of the Board, was appointed acting Chief Executive Officer.

     When Mr. Lovelock was elected President and Chief Executive Officer in August 2000, the Committee established his base salary, incentive bonus and stock option grant by assessing comparative compensation information and reviewing recommendations from an external consulting firm. Mr. Lovelock's base salary, which was established at the rate of $300,000 per annum, ranged at the 50th percentile of relevant market data. Mr. Lovelock's employment contract is described in detail in "EXECUTIVE OFFICER COMPENSATION-Executive Employment Contracts and Severance Agreements-Thomas W. Lovelock". Mr. Lovelock received no increase in base salary in Fiscal 2002, and his salary was reduced by 10% from February 15, 2002 to May 9, 2002. This reduction was reduced to 5% from May 10, 2002 until the date of his resignation. He received no bonus for Fiscal 2002. No stock options were granted to Mr. Lovelock in Fiscal 2002.

     Effective upon Mr. Gilbert's appointment as acting Chief Executive Officer on June 6, 2002, the Board established his salary at the rate of $2,500 per week. In accordance with the salary reductions effective for all employees as of July 12, 2002, Mr. Gilbert's salary was likewise reduced.

     Effective June 6, 2002, Mr. Gilbert receives no extra remuneration as a director or as Chairman of the Board. For remuneration to Mr. Gilbert in Fiscal 2002 as Chairman, see "ELECTION OF DIRECTORS - Compensation of Directors".

Tax Considerations
------------------

     Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation paid to the Named Executive Officers to $1,000,000 each. However, compensation is exempt from this limit if it qualifies as "performance based compensation." The Committee has carefully considered the impact of this tax code provision and its normal practice is to take such action as is necessary to preserve the Company's tax deduction. The Company's 2001 Stock Option and Incentive Plan complies with the provisions of Section 162(m). Accordingly, any gains realized upon the exercise of stock options granted under said Plan will qualify as "performance-based compensation" and will be fully deductible by the Company. The Committee believes that all of the Company's compensation expense for Fiscal 2002 will be deductible for federal income tax purposes.

     Although  the  Committee  will  continue  to consider  deductibility  under
Section 162(m) with respect to future compensation arrangements with executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. Since Company objectives may not always be consistent with the requirements for full deductibility, the Company may enter into compensation arrangements under which payments are not deductible under Section 162(m). It is not expected that the compensation of any executive officer will exceed $1,000,000 in Fiscal 2003.

                                            Compensation Committee:
                                                David J. Beaubien,  Chairman
                                                Eben S. Moulton
                                                James C. Rowe

     Compensation Committee Interlocks and Insider Participation
     -----------------------------------------------------------

     The members of the Compensation Committee consist of Messrs. Beaubien (Chairman), Moulton and Rowe. Each member is a non-employee director and does not have any direct or indirect material interest in or relationship with the Company outside of his position as director.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     SEC regulations require the Company to identify any one who filed a required report late during the most recent fiscal year. Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended September 30, 2002, the Company believes that, during Fiscal 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                             AUDIT COMMITTEE REPORT

     Membership and Role of Audit Committee
     --------------------------------------

     The Audit Committee of the Board is responsible for providing independent, objective oversight and review of the Company's accounting functions, internal controls and financial reporting process. The Audit Committee is comprised of three independent directors, and is governed by an amended and restated written charter adopted and approved by the Board. The amended and restated written charter was included as Appendix A to the Company's proxy statement dated January 30, 2001 for the 2001 Annual Meeting of Stockholders. Each of the members of the Audit Committee is independent as defined by the Company policy and the National Association of Securities Dealers, Inc. ("NASD") listing standards.

     Management has the primary responsibility for the financial statements and the reporting process, including the Company's system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee also recommends to the Board the selection of the Company's independent auditors.

     It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.
Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent".

     Review of the Company's Audited Financial Statements
     ----------------------------------------------------

     In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K with management and discussed the quality and acceptability of the Company's accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the Company's financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 71 (Communications with Audit Committees). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to the Company, and considered the compatibility of non-audit services with the auditors' independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews  and  discussions  referred to above,  the Audit
Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2002 for filing with the Securities and Exchange Commission.

                                              Audit Committee:
                                                Eben S. Moulton, Chairman
                                                Robert P.B. Kidd
                                                James C. Rowe

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has, based on the recommendation of the Audit Committee, appointed Rotenberg & Co., LLP as the Company's independent public accountants for Fiscal 2002.

     Changes in Independent Auditors
     -------------------------------

     On May 20, 2002, the Company terminated the engagement of Arthur Andersen LLP as its independent auditors. Arthur Andersen's reports on the Company's financial statements for each of the two fiscal years ended September 30, 2001 and 2000 (collectively, the "Prior Fiscal Period") were qualified in their reference to the uncertainty of the Company's ability to continue as a going concern. Except as set forth in the preceding sentence, such reports did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     There were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures ("Disagreements") during either (i) the Prior Fiscal Period or (ii) the period from October 1, 2001 through May 20, 2002 (the "Interim Period"), which Disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the Disagreements in connection with its reports for the Prior Fiscal Period. Arthur Andersen furnished a letter to the Securities and Exchange Commission stating that it agreed with the foregoing statements.

     The Company has engaged the firm of Rotenberg & Co., LLP as the Company's independent auditors for the fiscal year ending September 30, 2002. The Company did not consult Rotenberg & Co., LLP with respect to either the Prior Fiscal Period or the Interim Period as regards (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or
(ii) any matter that was either the subject of any Disagreements or Reportable Events.

     Audit Fees
     ----------

     Fees Paid to Arthur Andersen LLP

     The following fees were billed by Arthur Andersen LLP for professional services rendered for Fiscal 2002.

             Audit Fees                                                   $8,598
             Financial Information Systems Design and Implementation Fees    -0-
             All Other Fees                                                  -0-
                                                                         -------
                Total Arthur Andersen LLP Fees                            $8,598

     Audit Fees primarily represent amounts billed for the review of the Company's Quarterly Report on Form 10-Q for the first quarter of Fiscal 2002.


     Fees Paid to Rotenberg & Co., LLP

     The following fees were billed by Rotenberg & Co., LLP for professional services rendered for Fiscal 2002.

             Audit Fees                                                 $105,000
             Financial Information Systems Design and Implementation Fees    -0-
             All Other Fees                                               12,000
                                                                         -------
                Total Rotenberg & Co., LLP Fees                         $117,000

     Audit Fees primarily represent amounts billed for the audit of the Company's annual consolidated financial statements for Fiscal 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for Fiscal 2002.

     All Other Fees primarily include professional fees billed for tax services for Fiscal 2002.

     A representative of Rotenberg & Co., LLP is expected to attend the Annual Meeting, will have the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions from stockholders.


                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be presented at the Annual Meeting, but if other matters properly come before the meeting, the persons named as Proxies in the enclosed Proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed Proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the Annual Meeting, you may revoke your Proxy at that time and vote in person, if you wish. Otherwise your Proxy will be voted for you.


     THE COMPANY WILL MAKE AVAILABLE AT NO COST, UPON THE WRITTEN REQUEST OF A STOCKHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND FORM 10-K/A FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002 (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF EXHIBITS TO THE COMPANY'S FORM 10-K WILL BE MADE AVAILABLE, UPON WRITTEN REQUEST OF A STOCKHOLDER AND THE PAYMENT TO THE COMPANY OF THE REASONABLE COSTS OF REPRODUCTION AND MAILING.

                                        By Order of the Board of Directors


                                        /s/ Martin S. Weingarten
                                        ------------------------
                                        Martin S.  Weingarten,  Secretary

DATED: February 7, 2003
       Newark, New York

                              IEC ELECTRONICS CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                          WEDNESDAY, FEBRUARY 26, 2003

     The undersigned, revoking all prior proxies, hereby appoints W. Barry Gilbert and Justin L. Vigdor, and either one of them with full power of substitution, as proxy or proxies to vote for the undersigned, in the name of the undersigned, all of the Common Stock of IEC Electronics Corp. (the "Company") of the undersigned, as if the undersigned were personally present and voting at the Company's Annual Meeting of Stockholders to be held at the office of the Company, 105 Norton Street, Newark, New York on February 26, 2003 at 9:00 a.m. (the "Annual Meeting"), and at any and all adjournments thereof, upon the following matters:

---------------------------------------------------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED         Please mark
STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES FOR         your votes as    _
DIRECTORS SPECIFIED IN THE PROXY STATEMENT.                                                              indicated in    [X]
                                                                                                         this example     -


1.  Election of seven (7) directors                  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE
                                                              FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE
                                                              THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

                                                      __
FOR all nominees listed to the right                 [__]            David J. Beaubien
(except as marked to the contrary)                                   W. Barry Gilbert
                                                      __             Robert P. B. Kidd
WITHHOLD AUTHORITY to vote                           [__]            Eben S. Moulton
for all nominees listed to the right                                 Dermott O'Flanagan
                                                                     James C. Rowe
                                                                     Justin L. Vigdor

2.  Transaction of such other business as may property come before the meeting or any adjournment thereof.

                                                                       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                                                       Dated:           , 2003
                                                                             -----------------

                                                                       -----------------------
                                                                       Signature

                                                                       -----------------------
                                                                       Signature

                                                                       IMPORTANT:  Sign the Proxy exactly as your name or names
                                                                       appear on your Common Stock certificate; in the case of
                                                                       Common Stock held in joint tenancy, each joint tenant must sign. Fiduciaries should indicate their full titles and the capacity in which they sign.  Please complete, sign, date and return this Proxy promptly in the enclosed envelope.